                                                                 EXHIBIT 10.56





                                  McLEOD, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

                               TABLE OF CONTENTS


                                                                                                  PAGE
                                                                                                  ----
1. SHARES SUBJECT TO THE PLAN.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

2. ADMINISTRATION.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

3. INTERPRETATION.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

4. ELIGIBLE EMPLOYEES.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

5. PARTICIPATION IN THE PLAN. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

6. PAYROLL DEDUCTIONS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

7. PAYROLL DEDUCTION PERIODS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

8. RIGHTS TO PURCHASE CLASS A
     COMMON STOCK; PURCHASE PRICE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

9. TIMING OF PURCHASE; PURCHASE LIMITATION. . . . . . . . . . . . . . . . . . . . . . . . . . .   3

10. ISSUANCE OF STOCK CERTIFICATES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

11. WITHHOLDING OF TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

12. ACCOUNT STATEMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

13. PARTICIPATION ADJUSTMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

14. CHANGES IN ELECTIONS TO PURCHASE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

15. VOLUNTARY TERMINATION OF EMPLOYMENT OR
    DISCHARGE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

16. RETIREMENT OR SEVERANCE.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

17. LAY-OFF, AUTHORIZED LEAVE OR ABSENCE OR
    DISABILITY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

18. DEATH.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

19. FAILURE TO MAKE PERIODIC CASH PAYMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . .   8

20. TERMINATION OF PARTICIPATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8





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





21. ASSIGNMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8

22. APPLICATION OF FUNDS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8

23. NO RIGHT TO CONTINUED EMPLOYMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

24. AMENDMENT OF PLAN.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

25. EFFECTIVE DATE; TERM AND TERMINATION OF THE PLAN. . . . . . . . . . . . . . . . . . . . . .   9

26. EFFECT OF CHANGES IN CAPITALIZATION.  . . . . . . . . . . . . . . . . . . . . . . . . . . .   10

    (a) Changes in Stock. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10

    (b) Reorganization in Which the Company Is the Surviving
            Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10

    (c) Reorganization in Which the Company Is Not the Surviving
            Corporation or Sale of Assets or Stock  . . . . . . . . . . . . . . . . . . . . . .   10

    (d) Adjustments.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11

    (e) No Limitations on Company.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11

27. GOVERNMENTAL REGULATION.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11

28. STOCKHOLDER RIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11

29. RULE 16B-3. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12

30. PAYMENT OF PLAN EXPENSES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12





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



                                  McLEOD, INC.
                          EMPLOYEE STOCK PURCHASE PLAN


         The Board of Directors of McLeod, Inc. (the "Company") has adopted this Employee Stock Purchase Plan (the "Plan") to enable eligible employees of the Company and its participating Affiliates (as defined below), through payroll deductions, to purchase shares of the Company's Class A common stock, par value $0.01 per share (the "Class A Common Stock"). The Plan is for the benefit of the employees of McLeod, Inc. and any participating Affiliates. The Plan is intended to benefit the Company by increasing the employees' interest in the Company's growth and success and encouraging employees to remain in the employ of the Company or its participating Affiliates. The provisions of the Plan are set forth below:

1.       SHARES SUBJECT TO THE PLAN.

         Subject to adjustment as provided in Section 26 below, the aggregate number of shares of Class A Common Stock that may be made available for purchase by participating employees under the Plan is 1,000,000. The shares issuable under the Plan may, in the discretion of the Board of Directors of the Company (the "Board"), be either authorized but unissued shares or treasury shares.

2.       ADMINISTRATION.

         The Plan shall be administered under the direction of the Compensation Committee of the Board (the "Committee"). No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan.

3.       INTERPRETATION.

         It is intended that the Plan will meet the requirements for an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986 (the "Code"), and it is to be so applied and interpreted. Subject to the express provisions of the Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules relating to it, and to make all other determinations necessary or advisable in administering the Plan, all of which determinations will be final and binding upon all persons.

4.       ELIGIBLE EMPLOYEES.

         Any employee of the Company or any of its participating Affiliates may participate in the Plan, except the following, who are ineligible to participate: (a) an employee who has been employed by the Company or any of its participating Affiliates for less than six months as of the beginning of a Payroll Deduction Period (as defined in Section 7 below); (b) an employee whose customary employment is for





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



less than five months in any calendar year; (c) an employee whose customary employment is 20 hours or less per week; and (d) an employee who, after exercising his or her rights to purchase shares under the Plan, would own shares of Class A Common Stock (including shares that may be acquired under any outstanding options) representing five percent or more of the total combined voting power of all classes of stock of the Company. The term "participating Affiliate" means any company or other trade or business that is a subsidiary of the Company (determined in accordance with the principles of Sections 424(e) and (f) of the Code and the regulations thereunder). The Board may at any time in its sole discretion, if it deems it advisable to do so, terminate the participation of the employees of a particular participating Affiliate.

5.       PARTICIPATION IN THE PLAN.

         An eligible employee may become a participating employee in the Plan by completing an election to participate in the Plan on a form provided by the Company and submitting that form to the Payroll Department of the Company. The form will authorize payroll deductions (as provided in Section 6 below) and authorize the purchase of shares of Class A Common Stock for the employee's account in accordance with the terms of the Plan. Enrollment will become effective upon the first day of the first Payroll Deduction Period.

6.       PAYROLL DEDUCTIONS.

         At the time an eligible employee submits his or her election to participate in the Plan (as provided in Section 5 above), the employee shall elect to have deductions made from his or her pay, on each pay day following his or her enrollment in the Plan, and for as long as he or she shall participate in the Plan. The deductions will be credited to the participating employee's account under the Plan. An employee may not during any Payroll Deduction Period change his or her percentage of payroll deduction for that Payroll Deduction Period, nor may an employee withdraw any contributed funds, other than in accordance with Sections 14 through 20 below.

7.       PAYROLL DEDUCTION PERIODS.

         The Payroll Deductions Periods shall be determined by the Committee. The first Payroll Deduction Period under the Plan shall commence on the first day of the first payroll period commencing after July 1, 1996, or, if later, on the first day of the first payroll period commencing after the closing of a bona fide, firm commitment underwritten public offering of the Class A Common Stock of the Company pursuant to a registration statement declared effective under the Securities Act of 1933, as amended.





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





8.       RIGHTS TO PURCHASE CLASS A COMMON STOCK; PURCHASE PRICE.

         Rights to purchase shares of Class A Common Stock will be deemed granted to participating employees as of the first trading day of each Payroll Deduction Period. The purchase price of each share of Class A Common Stock (the "Purchase Price") shall be determined by the Committee; provided, however, the Purchase Price shall not be less than the lesser of 85 percent of the fair market value of the Class A Common Stock (i) on the first trading day of the Payroll Deduction Period or (ii) on the last trading day of such Payroll Deduction Period; provided, further, that in no event shall the Purchase Price be less than the par value of the Class A Common Stock. For purposes of the Plan, "fair market value" means the value of each share of Class A Common Stock subject to the Plan determined as follows: if on the determination date the shares of Class A Common Stock are listed on an established national or regional stock exchange, are admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or are publicly traded on an established securities market, the fair market value of the shares of Class A Common Stock shall be the closing price of the shares of Class A Common Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the trading day immediately preceding the determination date (or if there is no such reported closing price, the fair market value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of the shares of Class A Common Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the shares of Class A Common Stock are not listed on such an exchange, quoted on such System or traded on such a market, fair market value shall be determined by the Board in good faith.

9.       TIMING OF PURCHASE; PURCHASE LIMITATION.

         Unless a participating employee has given prior written notice terminating such employee's participation in the Plan, or the employee's participation in the Plan has otherwise been terminated as provided in Sections 15 through 20 below, such employee will be deemed to have exercised automatically his or her right to purchase Class A Common Stock on the last trading day of the Payroll Deduction Period (except as provided in Section 14 below) for the number of shares of Class A Common Stock which the accumulated funds in the employee's account at that time will purchase at the Purchase Price, subject to the participation adjustment provided for in Section 13 below and subject to adjustment under Section 26 below. Notwithstanding any other provision of the Plan, no employee may purchase in any one calendar year under the Plan and all other "employee stock purchase plans" of the Company and its participating Affiliates shares of Class A Common Stock having an aggregate fair market value in excess of $25,000, determined as of the first trading date of the Payroll Deduction Period as to shares purchased during such period. Effective upon the last trading day of the Payroll Deduction Period, a





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



participating employee will become a stockholder with respect to the shares purchased during such period, and will thereupon have all dividend, voting and other ownership rights incident thereto. Notwithstanding the foregoing, no shares shall be sold pursuant to the Plan unless the Plan is approved by the Company's stockholders in accordance with Section 25 below.


10.      ISSUANCE OF STOCK CERTIFICATES.

         On the last trading day of the Payroll Deduction Period, a participating employee will be credited with the number of shares of Class A Common Stock purchased for his or her account under the Plan during such Payroll Deduction Period. Shares purchased under the Plan will be held in the custody of an agent (the "Agent") appointed by the Board of Directors. The Agent may hold the shares purchased under the Plan in stock certificates in nominee names and may commingle shares held in its custody in a single account or stock certificate without identification as to individual participating employees. A participating employee may, at any time following his or her purchase of shares under the Plan, by written notice instruct the Agent to have all or part of such shares reissued in the participating employee's own name and have the stock certificate delivered to the employee.

11.      WITHHOLDING OF TAXES.

         To the extent that a participating employee realizes ordinary income in connection with a sale or other transfer of any shares of Class A Common Stock purchased under the Plan, the Company may withhold amounts needed to cover such taxes from any payments otherwise due and owing to the participating employee or from shares that would otherwise be issued to the participating employee hereunder. Any participating employee who sells or otherwise transfers shares purchased under the Plan within two years after the beginning of the Payroll Deduction Period in which the shares were purchased must within 30 days of such transfer notify the Payroll Department of the Company in writing of such transfer.

12.      ACCOUNT STATEMENTS.

         The Company will cause the Agent to deliver to each participating employee a statement for each Payroll Deduction Period during which the employee purchases Class A Common Stock under the Plan, reflecting the amount of payroll deductions during the Payroll Deduction Period, the number of shares purchased for the employee's account, the price per share of the shares purchased for the employee's account and the number of shares held for the employee's account at the end of the Payroll Deduction Period.

13.      PARTICIPATION ADJUSTMENT.

         If in any Payroll Deduction Period the number of unsold shares that may be made available for purchase under the Plan pursuant to Section 1 above is insufficient to permit exercise of all rights deemed exercised by all participating employees pursuant to Section 9 above, a participation adjustment will be made, and the number of shares purchasable by all participating employees will be reduced proportionately. Any funds then remaining in a participating employee's account after such exercise will be refunded to the employee.


14.      CHANGES IN ELECTIONS TO PURCHASE.

         (a) A participating employee (other than a participating employee who is an executive officer of the Company who is subject to Section 16(b) under the Securities Exchange Act of 1934, as amended, (the "Exchange Act")) may, at any time prior to the last day of the Payroll Deduction Period, by written notice to the Company, direct the Company to cease payroll deductions (or, if the payment for shares is being made through periodic cash payments, notify the Company that such payments will be terminated), in accordance with the following alternatives:

                 (i) The employee's option to purchase shall be reduced to the number of shares which may be purchased, as of the last day of the Payroll Deduction Period, with the amount then credited to the employee's account; or

                 (ii) Withdraw the amount in such employee's account and terminate such employee's option to purchase.

         (b) Any participating employee may increase or decrease his or her payroll deduction or periodic cash payments, to take effect on the first day of the next Payroll Deduction Period, by delivering to the Company a new form regarding election to participate in the Plan under Section 5 above.


15.      VOLUNTARY TERMINATION OF EMPLOYMENT OR DISCHARGE.

         In the event a participating employee (other than a participating employee who is an executive officer of the Company who is subject to Section 16(b) under the Exchange Act) voluntarily leaves the employ of the Company or a participating Affiliate, otherwise than by retirement under a plan of the Company or a participating Affiliate, or is discharged for cause prior to the last day of the Payroll Deduction Period, the amount in the employee's account will be distributed and the employee's option to purchase will terminate. In the event a participating employee who is subject to Section 16(b) under the Exchange Act voluntarily leaves the employ of the Company or a participating Affiliate, otherwise than by retirement under a plan of the Company or a participating Affiliate, or is discharged for cause prior to the last day of the Payroll Deduction Period, the employee's option to





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



purchase shall be reduced to the number of shares which may be purchased, as of the last day of the Payroll Deduction Period, with the amount then credited to the employee's account.

16.      RETIREMENT OR SEVERANCE.

         In the event a participating employee (other than a participating employee who is an officer of the Company who is subject to Section 16(b) under the Exchange Act) who has an option to purchase shares leaves the employ of the Company or a participating Affiliate because of retirement under a plan of the Company or a participating Affiliate, or because of termination of the employee's employment by the Company or a participating Affiliate for any reason except discharge for cause, the participating employee may elect, within 10 days after the date of such retirement or termination, one of the following alternatives:

         (a) The employee's option to purchase shall be reduced to the number of shares which may be purchased, as of the last day of the Payroll Deduction Period, with the amount then credited to the employee's account; or

         (b) Withdraw the amount in such employee's account and terminate such employee's option to purchase.

         In the event the participating employee does not make an election within the aforesaid 10-day period, he or she will be deemed to have elected subsection 16(b) above; provided, however, that a participating employee who is an officer of the Company who is subject to Section 16(b) under the Exchange Act will receive shares of Class A Common Stock pursuant to subsection 16(a).

17.      LAY-OFF, AUTHORIZED LEAVE OR ABSENCE OR DISABILITY.

         Payroll deductions for shares for which a participating employee has an option to purchase may be suspended during any period of absence of the employee from work due to lay-off, authorized leave of absence or disability or, if the employee so elects, periodic payments for such shares may continue to be made in cash provided, however, that if such employee is an officer of the Company who is subject to Section 16(b) under the Exchange Act, such periodic payments must be continued in cash.

         If such employee returns to active service prior to the last day of the Payroll Deduction Period, the employee's payroll deductions will be resumed and if said employee did not make periodic cash payments during the employee's period of absence, the employee shall, by written notice to the Company's Payroll Department within 10 days after the employee's return to active service, but not later than the last day of the Payroll Deduction Period, elect:

         (a) To make up any deficiency in the employee's account resulting from a suspension of payroll deductions by an immediate cash payment;

         (b) Not to make up such deficiency, in which event the number of shares to be purchased by the employee shall be reduced to the number of whole shares which may be purchased with the amount, if any, then credited to the employee's account plus the aggregate amount, if any, of all payroll deductions to be made thereafter; or

         (c) Withdraw the amount in the employee's account and terminate the employee's option to purchase.

         A participating employee on lay-off, authorized leave of absence or disability on the last day of the Payroll Deduction Period shall deliver written notice to his or her employer on or before the last day of the Payroll Deduction Period, electing one of the alternatives provided in the foregoing clauses (a), (b) and (c) of this Section 17. If any employee fails to deliver such written notice within 10 days after the employee's return to active service or by the last day of the Payroll Deduction Period, whichever is earlier, the employee shall be deemed to have elected subsection 17(c) above.

         If the period of a participating employee's lay-off, authorized leave of absence or disability shall terminate on or before the last day of the Payroll Deduction Period, and the employee shall not resume active employment with the Company or a participating Affiliate, the employee shall receive a distribution in accordance with the provisions of Section 16 of this Plan.


18.      DEATH.

         In the event of the death of a participating employee while the employee's option to purchase shares is in effect, the legal representatives of such employee may, within three months after the employee's death (but no later than the last day of the Payroll Deduction Period) by written notice to the Company or participating Affiliate, elect one of the following alternatives:

         (a) The employee's option to purchase shall be reduced to the number of shares which may be purchased, as of the last day of the Payroll Deduction Period, with the amount then credited to the employee's account; or

         (b) Withdraw the amount in such employee's account and terminate such employee's option to purchase.

         In the event the legal representatives of such employee fail to deliver such written notice to the Company or participating Affiliate within the prescribed period, the election to purchase shares shall terminate and the amount, then credited to the employee's account shall be paid to such legal representatives; provided, however, that the estate of a participating employee who is an officer of the Company who is subject to Section 16(b) under the Exchange Act will receive shares of Class A Common Stock pursuant to subsection 18(a).


19.      FAILURE TO MAKE PERIODIC CASH PAYMENTS.

         Under any of the circumstances contemplated by this Plan, where the purchase of shares is to be made through periodic cash payments in lieu of payroll deductions, the failure to make any such payments shall reduce, to the extent of the deficiency in such payments, the number of shares purchasable under this Plan.


20.      TERMINATION OF PARTICIPATION.

         A participating employee will be refunded all moneys in his or her account, and his or her participation in the Plan will be terminated if either
(a) the Board elects to terminate the Plan as provided in Section 25 below, or
(b) the employee ceases to be eligible to participate in the Plan under Section 4 above. As soon as practicable following termination of an employee's participation in the Plan, the Company will deliver to the employee a check representing the amount in the employee's account and a stock certificate representing the number of whole shares held in the employee's account. Once terminated, participation may not be reinstated for the then current Payroll Deduction Period, but, if otherwise eligible, the employee may elect to participate in any subsequent Payroll Deduction Period.

21.      ASSIGNMENT.

         No participating employee may assign his or her rights to purchase shares of Class A Common Stock under the Plan, whether voluntarily, by operation of law or otherwise. Any payment of cash or issuance of shares of Class A Common Stock under the Plan may be made only to the participating employee (or, in the event of the employee's death, to the employee's estate). Once a stock certificate has been issued to the employee or for his or her account, such certificate may be assigned the same as any other stock certificate.

22.      APPLICATION OF FUNDS.

         All funds received or held by the Company under the Plan may be used for any corporate purpose until applied to the purchase of Class A Common Stock and/or refunded to participating employees. Participating employees' accounts will not be segregated.

23.      NO RIGHT TO CONTINUED EMPLOYMENT.

         Neither the Plan nor any right to purchase Class A Common Stock under the Plan confers upon any employee any right to continued employment with the Company or any of its participating Affiliates, nor will an employee's participation in the Plan restrict or interfere in any way with the right of the Company or any of its participating Affiliates to terminate the employee's employment at any time.

24.      AMENDMENT OF PLAN.

         The Board may, at any time, amend the Plan in any respect (including an increase in the percentage specified in Section 8 above used in calculating the Purchase Price); provided, however, that without approval of the stockholders of the Company no amendment shall be made (a) increasing the number of shares specified in Section 1 above that may be made available for purchase under the Plan (except as provided in Section 26 below), (b) changing the eligibility requirements for participating in the Plan, or (c) impairing the vested rights of participating employees.

25.      EFFECTIVE DATE; TERM AND TERMINATION OF THE PLAN.

         The Plan shall be effective as of the date of adoption by the Board, which date is set forth below, subject to approval of the Plan by a majority of the votes present and entitled to vote at a duly held meeting of the shareholders of the Company at which a quorum representing a majority of all outstanding voting stock is present, either in person or by proxy; provided, however, that upon approval of the Plan by the shareholders of the Company as set forth above, all rights to purchase shares granted under the Plan on or after the effective date shall be fully effective as if the shareholders of the Company had approved the Plan on the effective date. If the shareholders fail to approve the Plan on or before one year after the effective date, the Plan shall terminate, any rights to purchase shares granted hereunder shall be null and void and of no effect, and all contributed funds shall be refunded to participating employees. The Board may terminate the Plan at any time and for any reason or for no reason, provided that such termination shall not impair any rights of participating employees that have vested at the time of termination. In any event, the Plan shall, without further action of the Board, terminate ten (10) years after the date of adoption of the Plan by the Board or, if earlier, at such time as all shares of Class A Common Stock that may be made available for purchase under the Plan pursuant to Section 1 above have been issued.

26.      EFFECT OF CHANGES IN CAPITALIZATION.

         (a)     CHANGES IN STOCK.

         If the number of outstanding shares of Class A Common Stock is increased or decreased or the shares of Class A Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend, or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the effective date of the Plan, the number and kinds of shares that may be purchased under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which rights are outstanding shall be similarly adjusted so that the proportionate interest of a participating employee immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding rights shall not change the aggregate Purchase Price payable by a participating employee with respect to shares subject to such rights, but shall include a corresponding proportionate adjustment in the Purchase Price per share.

         (b)     REORGANIZATION IN WHICH THE COMPANY IS THE SURVIVING
                 CORPORATION.

         Subject to Subsection (c) of this Section 26, if the Company shall be the surviving corporation in any reorganization, merger or consolidation of the Company with one or more other corporations, all outstanding rights under the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Class A Common Stock subject to such rights would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Purchase Price per share so that the aggregate Purchase Price thereafter shall be the same as the aggregate Purchase Price of the shares subject to such rights immediately prior to such reorganization, merger or consolidation.

         (c) REORGANIZATION IN WHICH THE COMPANY IS NOT THE SURVIVING CORPORATION OR SALE OF ASSETS OR STOCK.

         Upon any dissolution or liquidation of the Company, or upon a merger, consolidation or reorganization of the Company with one or more other corporations in which the Company is not the surviving corporation, or upon a sale of all or substantially all of the assets of the Company to another corporation, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving corporation) approved by the Board that results in any person or entity owning more than 80 percent of the combined voting power of all classes of stock of the Company, the Plan and all rights outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan and/or the assumption of the rights theretofore granted, or for the substitution for such rights of new rights covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and rights theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, the Payroll Deduction Period shall be deemed to have ended on the last trading day prior to such termination, and in accordance with Section 10 above the rights of each participating employee then outstanding shall be deemed to be automatically exercised on such last trading day. The Board shall send written notice of an event that will result in such a termination to all participating employees not later than the time at which the Company gives notice thereof to its stockholders.

         (d)     ADJUSTMENTS.

         Adjustments under this Section 26 related to stock or securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive.

         (e)     NO LIMITATIONS ON COMPANY.

         The grant of a right pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

27.      GOVERNMENTAL REGULATION.

         The Company's obligation to issue, sell and deliver shares of Class A Common Stock pursuant to the Plan is subject to such approval of any governmental authority and any national securities exchange or other market quotation system as may be required in connection with the authorization, issuance or sale of such shares.

28.      STOCKHOLDER RIGHTS.

         Any dividends paid on shares held by the Company for a participating employee's account will be transmitted to the employee. The Company will deliver to each participating employee who purchases shares of Class A Common Stock under the Plan, as promptly as practicable by mail or otherwise, all notices of meetings, proxy statements, proxies and other materials distributed by the Company to its stockholders. Any shares of Class A Common Stock held by the Agent for an employee's account will be voted in accordance with the employee's duly delivered and signed proxy instructions. There will be no charge to participating employees in connection with such notices, proxies and other materials.


29.      RULE 16B-3.

         Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or any successor provision under the Exchange Act. If any provision of the Plan or action by the Board fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Board. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated herein, such provision (other than one relating to eligibility requirements, or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Plan.

30.      PAYMENT OF PLAN EXPENSES.

         The Company will bear all costs of administering and carrying out the Plan.

                                  *    *    *

         This Plan was duly adopted and approved by the Board of Directors of the Company by resolution at a meeting held on the 28th of March, 1996.


                                        /s/  CASEY D. MAHON
                                        ------------------------------
                                        Casey D. Mahon, Esq.
                                        Secretary of the Company


         This Plan was duly approved by the stockholders of the Company at a meeting of the stockholders held on the 30th of April, 1996.


                                        /s/  CASEY D. MAHON
                                        ------------------------------
                                        Casey D. Mahon, Esq.
                                        Secretary of the Company





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